EXHIBIT 10.13


                                               ROBOTIC LASERS, INC.
                                           FIRST INTERIM LOAN AGREEMENT
                                                    (SERIES 2)


         This agreement dated December 1, 1995, between Robotic Lasers, Inc., a New Jersey corporation, Joseph Cutrona, Mark A. Kenny and Steven E. Pollan (collectively "RLI" or the "Company") and Loeb Holding Corporation as agent ("Loeb") is intended as an interim agreement until a definitive agreement is executed by all of the parties. The execution of a definitive agreement and the advance of additional funds by Loeb is subject to completion of normal and customary due diligence by Loeb.

         As consideration for the execution of this agreement and the delivery by RLI of a promissory note in the form attached hereto as Exhibit A, Loeb agrees to loan to RLI the sum of $50,000 for the specific purposes described in Exhibit B hereto. Such note shall be due in 60 days together with interest at the rate of 9% per annum unless converted by Loeb solely at the option of Loeb into notes and stock as described as follows:

         1. Amount to be invested -- $250,000.00. Loeb and RLI to mutually agree on the uses of these funds.

         2.  Investor to receive:

                  (a)  841,455 shares of the common stock of RLI.

                  (b) A note for $237,500.00, interest at 9% per annum payable quarterly in arrears (however, first interest payment will be due on March 31, 1996).

                  (c) A note for $12,500.00 having the same terms and conditions as the $237,500.00 note in 2b above but also convertible as described elsewhere herein.

         3. The principal amount of the $237,500.00 note in 2b above shall be repaid in 12 equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. The final agreement and note shall contain terms and provisions substantially identical to the Memorandum of Sale of Corporate Stock and the promissory notes executed by the parties hereto, dated September 5, 1995.

         4. The principal amount of the $12,500.00 note in 2c above shall be convertible at the sole option of the holder into a maximum of 15% of the fully diluted common shares of RLI as determined based on the audited pretax profits of RLI during the second and third years of operations of the Company on a sliding scale based upon RLI achieving between 50% and 80% of the projections provided to Loeb and attached hereto as Exhibit C. (Example: If RLI achieves 80% or better of projection, no conversion; if RLI achieves 50% or less or projection, conversion into 15% of the Company; if RLI achieves between 50% and 80% of projection, the note is convertible into the pro-rata portion of
15% of the Company i.e., 70% achievement equals one-third of 15%
of the Company).   The $12,500 principal amount, together with
any accrued but unpaid interest, shall become a demand note after the third year of operations of the Company unless previously converted.

         5. Costs incurred by Loeb in drafting and/or executing all documents related to this agreement and in performing due diligence shall be paid at closing by RLI in an aggregate amount not to exceed $5,000.00.

         6. The parties acknowledge that on or about September 5, 1995, they executed a promissory note in the amount of $475,000.00, a promissory note with conversion features in the amount of $25,000.00, and a Memorandum of Sale of Corporate
Stock. The parties agree that the promissory note for $237,500.00 referred to in 2b above will be in the same or similar form as the $475,000.00 note dated September 5, 1995;
that the promissory note for $12,500.00 referred to in 2c above will be in the same or similar form as the $25,000.00 note dated September 5, 1995; and that the definitive agreement referred to herein shall be in the same or similar form as the Memorandum of Sale of Corporate Stock executed by the parties hereto on September 5, 1995.

         7. The within interim loan agreement, and the definitive agreement and promissory notes to be executed by the parties hereto as provided above, are not intended to supersede or replace the promissory notes and the Memorandum of Sale of Corporate Stock dated September 5, 1995, and the aforesaid documents dated September 5, 1995, remain in full force and effect.


LOEB HOLDING CORPORATION,                            ROBOTIC LASERS, INC.
as agent, Obligee                                             Obligor


By:______________________                              By: __________________
    WARREN D. BAGATELLE                            JOSEPH CUTRONA, President


                                                By: __________________________
                                                      MARK A. KENNY,
                                                      Vice President


                                   By: __________________________
                                       STEVEN E. POLLAN,
                                      Treasurer/Ass't. Secretary

                                                  PROMISSORY NOTE


$50,000.00                                         December 1, 1995


         FOR VALUE RECEIVED, the undersigned (The Maker) promises to pay to the order of Loeb Holding Corporation, as agent, or to any successor holder of this Note being referred to herein as the Lender, or to such other person or at such other place as the Lender may from time to time designate in writing, the principal sum of Fifty Thousand Dollars ($50,000.00), together with interest on the unpaid balance from time to time outstanding from the date of this Note at the rate of interest and in the manner hereinafter provided.
         1. Maturity. The entire outstanding unpaid principal balance of this Note, together with all accrued and unpaid interest, and all other charges and payments due under this Note (herein collectively called the Loan Balance) shall be due and payable on January 30, 1996, or on such earlier date that this Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided herein.
         2. Basic Interest Payments. The Maker shall pay interest on the unpaid principal of this Note at an interest rate of 9% per annum. Interest shall accrue and shall become due upon the maturity of this Note, as provided in Paragraph 1 above.
         3. Prepayment. This Note may be paid in part or in whole at any time prior to maturity without the prior written consent of the Lender.
         4. Repayment Priority. At the time of payment of all or any portion of the Loan Balance, the proceeds shall be applied by the Lender first, to the payment of interest then due, second, to the payment of the then outstanding principal balance under this Note and, third, to any other payments and charges due under this Note.
         5. Waivers by the maker. The Maker hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note. The Maker's liability hereunder shall remain unimpaired notwithstanding any extension of the time of payment or other indulgence granted by the Lender.
         6. Governing Law. The Maker agrees that this Note shall be construed in accordance with and governed by the law of New York.
         7. Severability. The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part, such determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of any of the remaining terms and provisions of this Note.
         8. Execution of definitive agreement. The within promissory note constitutes Exhibit A to a certain agreement entitled Robotic Lasers, Inc., First Interim Loan Agreement
(Second Series), by and between Loeb Holding Corporation as lender and Robotic Lasers, Inc., as borrower. The aforesaid parties anticipate that they will execute a permanent definitive agreement within the next sixty days. In the event that a permanent financing agreement is executed, the Loan Balance shall not be due and payable by the undersigned upon the maturity of this promissory note, and the terms of the definitive agreement shall in all respects govern the repayment, if any, of the Loan Balance. Upon execution of the definitive agreement, the Maker shall surrender the within promissory note.


                                ROBOTIC LASERS, INC.

                                By: _____________________________
                                    JOSEPH CUTRONA, President

ATTEST:

___________________________     By: _____________________________
STEVEN E. POLLAN, Secretary         MARK A. KENNY, Vice President


                                By: _____________________________
                                    STEVEN E. POLLAN, Secretary

                                                     EXHIBIT B


         The parties agree that the monies advanced hereunder have been estimated for the 30-day period commencing with the date of this agreement and are designated for the following purposes:

Prosoft, Inc.                                                     $60,000.00
Accountants ($15,000.00 est.)                                      10,000.00
Operating Expenses                                                 47,000.00
Salaries                                                           18,000.00
Consultants (sales; computer)                                      10,000.00
Legal Expenses, for securities
  work (if needed)                                                 1,000.00
Vehicle                                                            2,000.00
Vehicle and telephone expenses                                     2,200.00
TOTAL:                                 $150.000.00

                                                     EXHIBIT C


                  Pursuant to Paragraph 4 of the Interim Loan Agreement, borrower estimates that the audited pre-tax profits of RLI for the first three years of operations will be as follows:


                  1/1/95 - 12/31/95                         $  Break even

                  1/1/96 - 12/31/96                           2,200,000.00

                  1/1/97 - 12/31/97                           2,700,000.00

                                               ROBOTIC LASERS, INC.
                                          SECOND INTERIM  LOAN AGREEMENT
                                                    (SERIES 2)


         This agreement dated December 4, 1995, between Robotic Lasers, Inc., a New Jersey corporation, Joseph Cutrona, Mark A. Kenny and Steven E. Pollan (collectively "RLI" or the "Company") and Loeb Holding Corporation as agent ("Loeb") is intended as an interim agreement until a definitive agreement is executed by all of the parties. The execution of a definitive agreement and the advance of additional funds by Loeb is subject to completion of normal and customary due diligence by Loeb.

         As consideration for the execution of this agreement and the delivery by RLI of a promissory note in the form attached hereto as Exhibit A, Loeb agrees to loan to RLI the sum of $50,000 for the specific purposes described in Exhibit B hereto. Such note shall be due in 60 days together with interest at the rate of 9% per annum unless converted by Loeb solely at the option of Loeb into notes and stock as described as follows:

         1. Amount to be invested -- $250,000.00. Loeb and RLI to mutually agree on the uses of these funds.

         2.  Investor to receive:

                  (a)  841,455 shares of the common stock of RLI.

                  (b) A note for $237,500.00, interest at 9% per annum payable quarterly in arrears (however, first interest payment will be due on March 31, 1996).

                  (c) A note for $12,500.00 having the same terms and conditions as the $237,500.00 note in 2b above but also convertible as described elsewhere herein.

         3. The principal amount of the $237,500.00 note in 2b above shall be repaid in 12 equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. The final agreement and note shall contain terms and provisions substantially identical to the Memorandum of Sale of Corporate Stock and the promissory notes executed by the parties hereto, dated September 5, 1995.

         4. The principal amount of the $12,500.00 note in 2c above shall be convertible at the sole option of the holder into a maximum of 15% of the fully diluted common shares of RLI as determined based on the audited pretax profits of RLI during the second and third years of operations of the Company on a sliding scale based upon RLI achieving between 50% and 80% of the projections provided to Loeb and attached hereto as Exhibit C. (Example: If RLI achieves 80% or better of projection, no conversion; if RLI achieves 50% or less or projection, conversion into 15% of the Company; if RLI achieves between 50% and 80% of projection, the note is convertible into the pro-rata portion of
15% of the Company i.e., 70% achievement equals one-third of 15%
of the Company).   The $12,500 principal amount, together with
any accrued but unpaid interest, shall become a demand note after the third year of operations of the Company unless previously converted.

         5. Costs incurred by Loeb in drafting and/or executing all documents related to this agreement and in performing due diligence shall be paid at closing by RLI in an aggregate amount not to exceed $2,500.00.

         6. The parties acknowledge that on or about September 5, 1995, they executed a promissory note in the amount of $475,000.00, a promissory note with conversion features in the amount of $25,000.00, and a Memorandum of Sale of Corporate
Stock. The parties agree that the promissory note for $237,500.00 referred to in 2b above will be in the same or similar form as the $475,000.00 note dated September 5, 1995;
that the promissory note for $12,500.00 referred to in 2c above will be in the same or similar form as the $25,000.00 note dated September 5, 1995; and that the definitive agreement referred to herein shall be in the same or similar form as the Memorandum of Sale of Corporate Stock executed by the parties hereto on September 5, 1995.

         7. The within interim loan agreement, and the definitive agreement and promissory notes to be executed by the parties hereto as provided above, are not intended to supersede or replace the promissory notes and the Memorandum of Sale of Corporate Stock dated September 5, 1995, and the aforesaid documents dated September 5, 1995, remain in full force and effect.


LOEB HOLDING CORPORATION,                            ROBOTIC LASERS, INC.
as agent, Obligee                                             Obligor


By:______________________                       By: __________________________
    WARREN D. BAGATELLE                JOSEPH CUTRONA, President


                                         By: __________________________
                                       MARK A. KENNY,
                                       Vice President


                                   By:
                                       _________________________
                                       STEVEN E. POLLAN,
                                       Treasurer/Ass't. Secretary

                                                  PROMISSORY NOTE


$100,000.00                                                  December 4, 1995


         FOR VALUE RECEIVED, the undersigned (The Maker) promises to pay to the order of Loeb Holding Corporation, as agent, or to any successor holder of this Note being referred to herein as the Lender, or to such other person or at such other place as the Lender may from time to time designate in writing, the principal sum of One Hundred Thousand Dollars ($100,000.00), together with interest on the unpaid balance from time to time outstanding from the date of this Note at the rate of interest and in the manner hereinafter provided.
         1. Maturity. The entire outstanding unpaid principal balance of this Note, together with all accrued and unpaid interest, and all other charges and payments due under this Note (herein collectively called the Loan Balance) shall be due and payable on February 2, 1996, or on such earlier date that this Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided herein.
         2. Basic Interest Payments. The Maker shall pay interest on the unpaid principal of this Note at an interest rate of 9% per annum. Interest shall accrue and shall become due upon the maturity of this Note, as provided in Paragraph 1 above.
         3. Prepayment. This Note may be paid in part or in whole at any time prior to maturity without the prior written consent of the Lender.
         4. Repayment Priority. At the time of payment of all or any portion of the Loan Balance, the proceeds shall be applied by the Lender first, to the payment of interest then due, second, to the payment of the then outstanding principal balance under this Note and, third, to any other payments and charges due under this Note.
         5. Waivers by the maker. The Maker hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note. The Maker's liability hereunder shall remain unimpaired notwithstanding any extension of the time of payment or other indulgence granted by the Lender.
         6. Governing Law. The Maker agrees that this Note shall be construed in accordance with and governed by the law of New York.
         7. Severability. The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part, such determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of any of the remaining terms and provisions of this Note.
         8. Execution of definitive agreement. The within promissory note constitutes Exhibit A to a certain agreement entitled Robotic Lasers, Inc., First Interim Loan Agreement
(Second Series), by and between Loeb Holding Corporation as lender and Robotic Lasers, Inc., as borrower. The aforesaid parties anticipate that they will execute a permanent definitive agreement within the next sixty days. In the event that a permanent financing agreement is executed, the Loan Balance shall not be due and payable by the undersigned upon the maturity of this promissory note, and the terms of the definitive agreement shall in all respects govern the repayment, if any, of the Loan Balance. Upon execution of the definitive agreement, the Maker shall surrender the within promissory note.


                                ROBOTIC LASERS, INC.

                                By: _____________________________
                                    JOSEPH CUTRONA, President

ATTEST:

___________________________     By: _____________________________
STEVEN E. POLLAN, Secretary         MARK A. KENNY, Vice President


                                By: ___________________________
                                    STEVEN E. POLLAN, Secretary


                                                     EXHIBIT B


         The parties agree that the monies advanced hereunder have been estimated for the 30-day period commencing with the date of this agreement and are designated for the following purposes:

Prosoft, Inc.                                                     $60,000.00
Accountants ($15,000.00 est.)                                      10,000.00
Operating Expenses                                                 47,000.00
Salaries                                                           18,000.00
Consultants (sales; computer)                                      10,000.00
Legal Expenses, for securities
  work (if needed)                                                  1,000.00
Vehicle                                                             2,000.00
Vehicle and telephone expenses                                      2,200.00
TOTAL:                                 $150.000.00

                                                     EXHIBIT C


                  Pursuant to Paragraph 4 of the Interim Loan Agreement, borrower estimates that the audited pre-tax profits of RLI for the first three years of operations will be as follows:


                  1/1/95 - 12/31/95                             $  Break even

                  1/1/96 - 12/31/96                               2,200,000.00

                  1/1/97 - 12/31/97                               2,700,000.00

$50,000.00                               Dated:  January 16, 1996


                                               ROBOTIC LASERS, INC.
                                           THIRD INTERIM LOAN AGREEMENT
                                                    (SERIES 2)


         This agreement dated January 16, 1996, between Robotic Lasers, Inc., a New Jersey corporation, Joseph Cutrona, Mark A. Kenny and Steven E. Pollan (collectively "RLI" or the "Company") and Loeb Holding Corporation as agent ("Loeb") is intended as an interim agreement until a definitive agreement is executed by all of the parties. The execution of a definitive agreement and the advance of additional funds by Loeb is subject to completion of normal and customary due diligence by Loeb.

         As consideration for the execution of this agreement and the delivery by RLI of a promissory note in the form attached hereto as Exhibit A, Loeb agrees to loan to RLI the sum of $50,000 for the specific purposes described in Exhibit B hereto. Such note shall be due in 60 days together with interest at the rate of 9% per annum unless converted by Loeb solely at the option of Loeb into notes and stock as described as follows:

         1. Amount to be invested -- $250,000.00. Loeb and RLI to mutually agree on the uses of these funds.

         2.  Investor to receive:

                  (a)  841,455 shares of the common stock of RLI.

                  (b) A note for $237,500.00, interest at 9% per annum payable quarterly in arrears (however, first interest payment will be due on March 31, 1996).

                  (c) A note for $12,500.00 having the same terms and conditions as the $237,500.00 note in 2b above but also convertible as described elsewhere herein.

         3. The principal amount of the $237,500.00 note in 2b above shall be repaid in 12 equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. The final agreement and note shall contain terms and provisions substantially identical to the Memorandum of Sale of Corporate Stock and the promissory notes executed by the parties hereto, dated September 5, 1995.

         4. The principal amount of the $12,500.00 note in 2c above shall be convertible at the sole option of the holder into a maximum of 15% of the fully diluted common shares of RLI as determined based on the audited pretax profits of RLI during the second and third years of operations of the Company on a sliding scale based upon RLI achieving between 50% and 80% of the projections provided to Loeb and attached hereto as Exhibit C. (Example: If RLI achieves 80% or better of projection, no conversion; if RLI achieves 50% or less or projection, conversion into 15% of the Company; if RLI achieves between 50% and 80% of projection, the note is convertible into the pro-rata portion of
15% of the Company i.e., 70% achievement equals one-third of 15%
of the Company).   The $12,500 principal amount, together with
any accrued but unpaid interest, shall become a demand note after the third year of operations of the Company unless previously converted.

         5. Costs incurred by Loeb in drafting and/or executing all documents related to this agreement and in performing due diligence shall be paid at closing by RLI in an aggregate amount not to exceed $5,000.00.

         6. The parties acknowledge that on or about September 5, 1995, they executed a promissory note in the amount of $475,000.00, a promissory note with conversion features in the amount of $25,000.00, and a Memorandum of Sale of Corporate
Stock. The parties agree that the promissory note for $237,500.00 referred to in 2b above will be in the same or similar form as the $475,000.00 note dated September 5, 1995;
that the promissory note for $12,500.00 referred to in 2c above will be in the same or similar form as the $25,000.00 note dated September 5, 1995; and that the definitive agreement referred to herein shall be in the same or similar form as the Memorandum of Sale of Corporate Stock executed by the parties hereto on September 5, 1995. The parties further acknowledge that, in addition to the $500,000.00 previously advanced to Robotic by Loeb (as embodied in the promissory notes of September 5, 1995), Loeb has made further advances of the following sums on the dates indicated: $50,000.00 on December 5, 1995, $50,000.00 on
December 13, 1995, and $50,000.00 on December 27, 1995.

         7. The within interim loan agreement, and the definitive agreement and promissory notes to be executed by the parties hereto as provided above, are not intended to supersede or replace the promissory notes and the Memorandum of Sale of Corporate Stock dated September 5, 1995, and the aforesaid documents dated September 5, 1995, remain in full force and effect.

LOEB HOLDING CORPORATION,                               ROBOTIC LASERS, INC.
as agent, Obligee                                             Obligor


By:______________________                      By: __________________________
    WARREN D. BAGATELLE                JOSEPH CUTRONA, President


                                       By: __________________________
                                       MARK A. KENNY,
                                       Vice President



                                   By:
                                       _________________________
                                       STEVEN E. POLLAN,
                                       Treasurer/Ass't. Secretary

                                                  PROMISSORY NOTE


$50,000.00                                               January 16, 1996


         FOR VALUE RECEIVED, the undersigned (The Maker) promises to pay to the order of Loeb Holding Corporation, as agent, or to any successor holder of this Note being referred to herein as the Lender, or to such other person or at such other place as the Lender may from time to time designate in writing, the principal sum of Fifty Thousand Dollars ($50,000.00), together with interest on the unpaid balance from time to time outstanding from the date of this Note at the rate of interest and in the manner hereinafter provided.
         1. Maturity. The entire outstanding unpaid principal balance of this Note, together with all accrued and unpaid interest, and all other charges and payments due under this Note (herein collectively called the Loan Balance) shall be due and payable on March 16, 1996, or on such earlier date that this Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided herein.
         2. Basic Interest Payments. The Maker shall pay interest on the unpaid principal of this Note at an interest rate of 9% per annum. Interest shall accrue and shall become due upon the maturity of this Note, as provided in Paragraph 1 above.
         3. Prepayment. This Note may be paid in part or in whole at any time prior to maturity without the prior written consent of the Lender.
         4. Repayment Priority. At the time of payment of all or any portion of the Loan Balance, the proceeds shall be applied by the Lender first, to the payment of interest then due, second, to the payment of the then outstanding principal balance under this Note and, third, to any other payments and charges due under this Note.
         5. Waivers by the maker. The Maker hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note. The Maker's liability hereunder shall remain unimpaired notwithstanding any extension of the time of payment or other indulgence granted by the Lender.
         6. Governing Law. The Maker agrees that this Note shall be construed in accordance with and governed by the law of New York.
         7. Severability. The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part, such determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of any of the remaining terms and provisions of this Note.
         8. Execution of definitive agreement. The within promissory note constitutes Exhibit A to a certain agreement entitled "ROBOTIC LASERS, INC., Third Interim Loan Agreement,
Series 2" by and between Loeb Holding Corporation as lender and Robotic Lasers, Inc., as borrower. The aforesaid parties anticipate that they will execute a permanent definitive agreement within the next sixty days. In the event that a permanent financing agreement is executed, the Loan Balance shall not be due and payable by the undersigned upon the maturity of this promissory note, and the terms of the definitive agreement shall in all respects govern the repayment, if any, of the Loan Balance. Upon execution of the definitive agreement, the Maker shall surrender the within promissory note.

                               The remainder of this page is intended to be
 blank.

                  IN WITNESS WHEREOF, the parties have executed this

promissory note this 16th day of January, 1996.



                                ROBOTIC LASERS, INC.

                                By: _____________________________
                                    JOSEPH CUTRONA, President

ATTEST:

___________________________     By: _____________________________
STEVEN E. POLLAN, Secretary         MARK A. KENNY, Vice President


                                By: ___________________________
                                    STEVEN E. POLLAN, Secretary

                                                     EXHIBIT B


         The parties agree that the monies advanced hereunder have been estimated for the 30-day period commencing with the date of this agreement and are designated for the following purposes:

Software costs                                                   $ 7,000.00
Accountants (partial payment)                                      8,000.00
Salaries                                                          22,000.00
Vehicle leases                                                     1,500.00
Vehicle and telephone expenses            2,000.00
Health insurance                                          2,200.00
Automobile insurance                      1,000.00
Miscellaneous business expenss                           6,300.00
TOTAL:                                 $ 50.000.00

                                                     EXHIBIT C


                  Pursuant to Paragraph 8 of the Third Interim Loan Agreement, borrower estimates that the audited pre-tax profits of RLI for the first three years of operations will be as follows:


                  1/1/95 - 12/31/95                    $  (Break even)

                  1/1/96 - 12/31/96                      2,200,000.00

                  1/1/97 - 12/31/97                      2,700,000.00



                  The parties understand that the above figures are rough estimates only, and that they are subject to revision upwards or downwards after the final cost of the software development is determined and after further consultation with CTL's accountants.

$25,000.00                              Dated:  February 23, 1996


                                               ROBOTIC LASERS, INC.
                                          FOURTH INTERIM  LOAN AGREEMENT
                                                    (SERIES 2)


         This agreement dated February 23, 1996, between Robotic Lasers, Inc., a New Jersey corporation, Joseph Cutrona, Mark A. Kenny and Steven E. Pollan (collectively "RLI" or the "Company") and Loeb Holding Corporation as agent ("Loeb") is intended as an interim agreement until a definitive agreement is executed by all of the parties. The execution of a definitive agreement and the advance of additional funds by Loeb is subject to completion of normal and customary due diligence by Loeb.

         As consideration for the execution of this agreement and the delivery by RLI of a promissory note in the form attached hereto as Exhibit A, Loeb agrees to loan to RLI the sum of $50,000 for the specific purposes described in Exhibit B hereto. Such note shall be due in 60 days together with interest at the rate of 9% per annum unless converted by Loeb solely at the option of Loeb into notes and stock as described as follows:

         1. Amount to be invested -- $250,000.00. Loeb and RLI to mutually agree on the uses of these funds.

         2.  Investor to receive:

                  (a)  841,455 shares of the common stock of RLI.

                  (b) A note for $237,500.00, interest at 9% per annum payable quarterly in arrears (however, first interest payment will be due on March 31, 1996).

                  (c) A note for $12,500.00 having the same terms and conditions as the $237,500.00 note in 2b above but also convertible as described elsewhere herein.

         3. The principal amount of the $237,500.00 note in 2b above shall be repaid in 12 equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. The final agreement and note shall contain terms and provisions substantially identical to the Memorandum of Sale of Corporate Stock and the promissory notes executed by the parties hereto, dated September 5, 1995.

         4. The principal amount of the $12,500.00 note in 2c above shall be convertible at the sole option of the holder into a maximum of 15% of the fully diluted common shares of RLI as determined based on the audited pretax profits of RLI during the second and third years of operations of the Company on a sliding scale based upon RLI achieving between 50% and 80% of the projections provided to Loeb and attached hereto as Exhibit C.

(Example: If RLI achieves 80% or better of projection, no conversion; if RLI achieves 50% or less or projection, conversion into 15% of the Company; if RLI achieves between 50% and 80% of projection, the note is convertible into the pro-rata portion of 15% of the Company i.e., 70% achievement equals one-third of 15%
of the Company).   The $12,500 principal amount, together with
any accrued but unpaid interest, shall become a demand note after the third year of operations of the Company unless previously converted.

         5. Costs incurred by Loeb in drafting and/or executing all documents related to this agreement and in performing due diligence shall be paid at closing by RLI in an aggregate amount not to exceed $5,000.00.

         6. The parties acknowledge that on or about September 5, 1995, they executed a promissory note in the amount of $475,000.00, a promissory note with conversion features in the amount of $25,000.00, and a Memorandum of Sale of Corporate
Stock. The parties agree that the promissory note for $237,500.00 referred to in 2b above will be in the same or similar form as the $475,000.00 note dated September 5, 1995;
that the promissory note for $12,500.00 referred to in 2c above will be in the same or similar form as the $25,000.00 note dated September 5, 1995; and that the definitive agreement referred to herein shall be in the same or similar form as the Memorandum of Sale of Corporate Stock executed by the parties hereto on

September 5, 1995. The parties further acknowledge that, in addition to the $500,000.00 previously advanced to Robotic by Loeb (as embodied in the promissory notes of September 5, 1995), Loeb has made further advances of the following sums on the dates indicated: $50,000.00 on December 5, 1995, $50,000.00 on
December 13, 1995, and $50,000.00 on December 27, 1995,
$25,000.00 on January 29, 1996 and $25,000.00 on February 7,
1996.

         7. The within interim loan agreement, and the definitive agreement and promissory notes to be executed by the parties hereto as provided above, are not intended to supersede or replace the promissory notes and the Memorandum of Sale of Corporate Stock dated September 5, 1995, and the aforesaid documents dated September 5, 1995, remain in full force and effect.

LOEB HOLDING CORPORATION,                ROBOTIC LASERS, INC.
as agent, Obligee                              Obligor

By:______________________              By: __________________________
    WARREN D. BAGATELLE                JOSEPH CUTRONA, President


                                       By: __________________________
                                       MARK A. KENNY,
                                       Vice President

                                   By:
                                       _________________________
                                       STEVEN E. POLLAN,
                                       Treasurer/Ass't. Secretary

                                                  PROMISSORY NOTE


$25,000.00                                           February 23, 1996


         FOR VALUE RECEIVED, the undersigned (The Maker) promises to pay to the order of Loeb Holding Corporation, as agent, or to any successor holder of this Note being referred to herein as the Lender, or to such other person or at such other place as the Lender may from time to time designate in writing, the principal sum of Twenty Five Thousand Dollars ($25,000.00), together with interest on the unpaid balance from time to time outstanding from the date of this Note at the rate of interest and in the manner hereinafter provided.
         1. Maturity. The entire outstanding unpaid principal balance of this Note, together with all accrued and unpaid interest, and all other charges and payments due under this Note (herein collectively called the Loan Balance) shall be due and payable on April 23, 1996, or on such earlier date that this Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided herein.
         2. Basic Interest Payments. The Maker shall pay interest on the unpaid principal of this Note at an interest rate of 9% per annum. Interest shall accrue and shall become due upon the maturity of this Note, as provided in Paragraph 1 above.
         3. Prepayment. This Note may be paid in part or in whole at any time prior to maturity without the prior written consent of the Lender.
         4. Repayment Priority. At the time of payment of all or any portion of the Loan Balance, the proceeds shall be applied by the Lender first, to the payment of interest then due, second, to the payment of the then outstanding principal balance under this Note and, third, to any other payments and charges due under this Note.
         5. Waivers by the maker. The Maker hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note. The Maker's liability hereunder shall remain unimpaired notwithstanding any extension of the time of payment or other indulgence granted by the Lender.
         6. Governing Law. The Maker agrees that this Note shall be construed in accordance with and governed by the law of New York.
         7. Severability. The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part, such determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of any of the remaining terms and provisions of this Note.
         8. Execution of definitive agreement. The within promissory note constitutes Exhibit A to a certain agreement entitled "ROBOTIC LASERS, INC., Third Interim Loan Agreement,
Series 2" by and between Loeb Holding Corporation as lender and Robotic Lasers, Inc., as borrower. The aforesaid parties anticipate that they will execute a permanent definitive agreement within the next sixty days. In the event that a permanent financing agreement is executed, the Loan Balance shall not be due and payable by the undersigned upon the maturity of this promissory note, and the terms of the definitive agreement shall in all respects govern the repayment, if any, of the Loan Balance. Upon execution of the definitive agreement, the Maker shall surrender the within promissory note.

                  IN WITNESS WHEREOF, the parties have executed this

promissory note this 23rd day of February, 1996.



                                ROBOTIC LASERS, INC.

                                By: _____________________________
                                    JOSEPH CUTRONA, President

ATTEST:

___________________________     By: _____________________________
STEVEN E. POLLAN, Secretary         MARK A. KENNY, Vice President


                                By: ___________________________
                                    STEVEN E. POLLAN, Secretary

                                                     EXHIBIT B


         The parties agree that the monies advanced hereunder are designated for the following purposes:

Salaries                                                  12,000.00
Vehicle leases                                             1,500.00
Vehicle and telephone expenses            2,000.00
Health insurance                                          2,200.00
Automobile insurance                      1,000.00
Miscellaneous business expenss                             6,300.00
TOTAL:                                 $ 25.000.00

                                                     EXHIBIT C


                  Pursuant to Paragraph 8 of the Fourth Interim Loan Agreement, borrower estimates that the audited pre-tax profits of RLI for the first three years of operations will be as follows:


                  1/1/95 - 12/31/95                    $  (Break even)

                  1/1/96 - 12/31/96                     2,200,000.00

                  1/1/97 - 12/31/97                     2,700,000.00



                  The parties understand that the above figures are rough estimates only, and that they are subject to revision upwards or downwards after the final cost of the software development is determined and after further consultation with CTL's accountants.

$25,000.00                                 Dated:  March 12, 1996


                                               ROBOTIC LASERS, INC.
                                           FIFTH INTERIM  LOAN AGREEMENT
                                                    (SERIES 2)


         This agreement dated March 12, 1996, between Robotic Lasers, Inc., a New Jersey corporation, Joseph Cutrona, Mark A. Kenny and Steven E. Pollan (collectively "RLI" or the "Company") and Loeb Holding Corporation as agent ("Loeb") is intended as an interim agreement until a definitive agreement is executed by all of the parties. The execution of a definitive agreement and the advance of additional funds by Loeb is subject to completion of normal and customary due diligence by Loeb.

         As consideration for the execution of this agreement and the delivery by RLI of a promissory note in the form attached hereto as Exhibit A, Loeb agrees to loan to RLI the sum of $25,000 for the specific purposes described in Exhibit B hereto. Such note shall be due in 60 days together with interest at the rate of 9% per annum unless converted by Loeb solely at the option of Loeb into notes and stock as described as follows:

         1. Amount to be invested -- $250,000.00. Loeb and RLI to mutually agree on the uses of these funds.

         2.  Investor to receive:

                  (a)  841,455 shares of the common stock of RLI.

                  (b) A note for $237,500.00, interest at 9% per annum payable quarterly in arrears (however, first interest payment will be due on March 31, 1996).

                  (c) A note for $12,500.00 having the same terms and conditions as the $237,500.00 note in 2b above but also convertible as described elsewhere herein.

         3. The principal amount of the $237,500.00 note in 2b above shall be repaid in 12 equal quarterly payments commencing two (2) years from the date of said note. Prepayments may be made at any time without penalty. The final agreement and note shall contain terms and provisions substantially identical to the Memorandum of Sale of Corporate Stock and the promissory notes executed by the parties hereto, dated September 5, 1995.

         4. The principal amount of the $12,500.00 note in 2c above shall be convertible at the sole option of the holder into a maximum of 15% of the fully diluted common shares of RLI as determined based on the audited pretax profits of RLI during the second and third years of operations of the Company on a sliding scale based upon RLI achieving between 50% and 80% of the projections provided to Loeb and attached hereto as Exhibit C.

(Example: If RLI achieves 80% or better of projection, no conversion; if RLI achieves 50% or less or projection, conversion into 15% of the Company; if RLI achieves between 50% and 80% of projection, the note is convertible into the pro-rata portion of 15% of the Company i.e., 70% achievement equals one-third of 15%
of the Company).   The $12,500 principal amount, together with
any accrued but unpaid interest, shall become a demand note after the third year of operations of the Company unless previously converted.

         5. Costs incurred by Loeb in drafting and/or executing all documents related to this agreement and in performing due diligence shall be paid at closing by RLI in an aggregate amount not to exceed $5,000.00.

         6. The parties acknowledge that on or about September 5, 1995, they executed a promissory note in the amount of $475,000.00, a promissory note with conversion features in the amount of $25,000.00, and a Memorandum of Sale of Corporate
Stock. The parties agree that the promissory note for $237,500.00 referred to in 2b above will be in the same or similar form as the $475,000.00 note dated September 5, 1995;
that the promissory note for $12,500.00 referred to in 2c above will be in the same or similar form as the $25,000.00 note dated September 5, 1995; and that the definitive agreement referred to herein shall be in the same or similar form as the Memorandum of Sale of Corporate Stock executed by the parties hereto on

September 5, 1995. The parties further acknowledge that, in addition to the $500,000.00 previously advanced to Robotic by Loeb (as embodied in the promissory notes of September 5, 1995), Loeb has made further advances of the following sums on the dates indicated: $50,000.00 on December 5, 1995, $50,000.00 on
December 13, 1995, and $50,000.00 on December 27, 1995,
$25,000.00 on January 29, 1996, $25,000.00 on February 7, 1996
and $25,000.00 on March 11, 1996.

         7. The within interim loan agreement, and the definitive agreement and promissory notes to be executed by the parties hereto as provided above, are not intended to supersede or replace the promissory notes and the Memorandum of Sale of Corporate Stock dated September 5, 1995, and the aforesaid documents dated September 5, 1995, remain in full force and effect.

LOEB HOLDING CORPORATION,                ROBOTIC LASERS, INC.
as agent, Obligee                             Obligor

By:______________________               By: __________________________
    WARREN D. BAGATELLE                JOSEPH CUTRONA, President


                                        By: __________________________
                                       MARK A. KENNY,
                                       Vice President

                                   By:
                                       _________________________
                                       STEVEN E. POLLAN,
                                       Treasurer/Ass't. Secretary

                                                  PROMISSORY NOTE


$25,000.00                                       March 12, 1996


         FOR VALUE RECEIVED, the undersigned (The Maker) promises to pay to the order of Loeb Holding Corporation, as agent, or to any successor holder of this Note being referred to herein as the Lender, or to such other person or at such other place as the Lender may from time to time designate in writing, the principal sum of Twenty Five Thousand Dollars ($25,000.00), together with interest on the unpaid balance from time to time outstanding from the date of this Note at the rate of interest and in the manner hereinafter provided.
         1. Maturity. The entire outstanding unpaid principal balance of this Note, together with all accrued and unpaid interest, and all other charges and payments due under this Note (herein collectively called the Loan Balance) shall be due and payable on April 23, 1996, or on such earlier date that this Note becomes due and payable as a result of acceleration, prepayment or as otherwise provided herein.
         2. Basic Interest Payments. The Maker shall pay interest on the unpaid principal of this Note at an interest rate of 9% per annum. Interest shall accrue and shall become due upon the maturity of this Note, as provided in Paragraph 1 above.
         3. Prepayment. This Note may be paid in part or in whole at any time prior to maturity without the prior written consent of the Lender.
         4. Repayment Priority. At the time of payment of all or any portion of the Loan Balance, the proceeds shall be applied by the Lender first, to the payment of interest then due, second, to the payment of the then outstanding principal balance under this Note and, third, to any other payments and charges due under this Note.
         5. Waivers by the maker. The Maker hereby waives presentment for payment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note. The Maker's liability hereunder shall remain unimpaired notwithstanding any extension of the time of payment or other indulgence granted by the Lender.
         6. Governing Law. The Maker agrees that this Note shall be construed in accordance with and governed by the law of New York.
         7. Severability. The terms and provisions of this Note are severable, and if any term or provision shall be determined to be superseded, illegal, invalid or otherwise unenforceable in whole or in part, such determination shall not in any manner impair or otherwise affect the validity, legality or enforceability of any of the remaining terms and provisions of this Note.
         8. Execution of definitive agreement. The within promissory note constitutes Exhibit A to a certain agreement entitled "ROBOTIC LASERS, INC., Third Interim Loan Agreement,
Series 2" by and between Loeb Holding Corporation as lender and Robotic Lasers, Inc., as borrower. The aforesaid parties anticipate that they will execute a permanent definitive agreement within the next sixty days. In the event that a permanent financing agreement is executed, the Loan Balance shall not be due and payable by the undersigned upon the maturity of this promissory note, and the terms of the definitive agreement shall in all respects govern the repayment, if any, of the Loan Balance. Upon execution of the definitive agreement, the Maker shall surrender the within promissory note.

                  IN WITNESS WHEREOF, the parties have executed this

promissory note this 12th day of March, 1996.



                                ROBOTIC LASERS, INC.

                                By: _____________________________
                                    JOSEPH CUTRONA, President

ATTEST:

___________________________     By: _____________________________
STEVEN E. POLLAN, Secretary         MARK A. KENNY, Vice President


                                By: ___________________________
                                    STEVEN E. POLLAN, Secretary

                                                     EXHIBIT B


         The parties agree that the monies advanced hereunder are designated for the following purposes:

Salaries                                                  12,000.00
Vehicle leases                                             1,500.00
Vehicle and telephone expenses            2,000.00
Health insurance                                          2,200.00
Automobile insurance                      1,000.00
Miscellaneous business expenss                            6,300.00
TOTAL:                                 $ 25.000.00

                                                     EXHIBIT C


                  Pursuant to Paragraph 8 of the Fourth Interim Loan Agreement, borrower estimates that the audited pre-tax profits of RLI for the first three years of operations will be as follows:


                           1/1/95 - 12/31/95             (Break even)

                           1/1/96 - 12/31/96             2,200,000.00

                           1/1/97 - 12/31/97             2,700,000.00



                  The parties understand that the above figures are rough estimates only, and that they are subject to revision upwards and downwards after the final cost of the software development is determined and after further consultation with CTL's accountants.